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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


Date of report (Date of earliest event reported):  February 23, 1999
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                          AFTERMARKET TECHNOLOGY CORP.
                          ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                    0-21803                95-4486486
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(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
 Incorporation or Organization)      File Number)          Identification No.)


One Oak Hill Center, Suite 400, Westmont, IL                    60559
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  (Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:    (630) 455-6000
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                          AFTERMARKET TECHNOLOGY CORP.

                                    FORM 8-K


ITEM 5.  OTHER EVENTS.

         On February 23, 1999, Aftermarket Technology Corp. (the "Company") issued a press release announcing, among other things, the following: (i) a strategic restructuring of the Company's Distribution Group, (ii) year-end charges totaling approximately $21 million, net of tax effect, (iii) an expected loss of approximately $0.40 per share for 1998, (iv) 1998 earning of approximately $0.50 per share excluding the nonrecurring portion of such charges and certain charges taken in the first three quarters of 1998,
(v) the Company's technical violation of certain financial ratio covenants under its bank credit facility, and (vi) expected net income for 1999 at least comparable to 1998 results excluding the nonrecurring portion of the 1998 charges. A copy of the press release is attached to this Form 8-K as Exhibit 99.

         On February 24, 1999, Barry C. Kohn, Chief Financial Officer of the Company, had telephone discussions with securities analysts during which Mr. Kohn disclosed that the Company expects to report a loss for the first quarter of 1999 after giving effect to potential additional nonrecurring restructuring charges during the quarter. Excluding these nonrecurring charges, results for the first quarter of 1999 are expected to be breakeven to slightly profitable.

                        FORWARD LOOKING STATEMENT NOTICE

         The above paragraphs and the attached press release contain forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and other filings made by the Company with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits
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                 99   Press Release issued by Aftermarket Technology Corp. on
                      February 23, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AFTERMARKET TECHNOLOGY CORP.

Dated:  February 24, 1999

                                       By:       /s/Joseph Salamunovich
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                                                   Joseph Salamunovich
                                                      Vice President

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